UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. __)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2018

RealSource Residential, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0005-50331	98-0371433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11753 Willard Avenue Tustin, CA	92782
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 352-5315

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

On October 14, 2018, the board of directors of RealSource Residential, Inc. (the “Company”) approved, and on October 22, 2018, the holders of all of the outstanding shares of the Company’s Series A Preferred Stock, par value $0.0001 per share (the “Outstanding Preferred Stock”), consented to, an amendment to the certificate of designation that the Company filed with the Secretary of State of the State of Nevada to create the Outstanding Preferred Stock (the “Certificate”), to change the designation of the Outstanding Preferred Stock from “Series A Preferred Stock” to “Founder Preferred Stock.” An amendment to the Certificate to effect such change was filed with the Secretary of State of the State of Nevada on October 29, 2018, a copy of which is filed as exhibit 2.1 to this Current Report on Form 8-K.

Item 4.01. Changes in Registrant’s Certifying Accountant.

On October 26, 2018, the Company dismissed Novogradac & Company LLP as the Company’s independent auditors for the fiscal year ending December 31, 2018. The Company has engaged a successor independent auditor, RBSM LLP (“RBSM”). This change was approved by the Board of Directors.

The reports of Novogradac & Company LLP on the Company’s financial statements for the years ended December 31, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company’s financial statements for each of the two years in the period ended December 31, 2017, and in the subsequent interim period, there were no disagreements with Novogradac & Company LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, if not resolved to the satisfaction of Novogradac & Company LLP, would have caused it to make reference to the matter thereof in connection with its report.

Prior to engaging RBSM, the Company had not consulted RBSM regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or a reportable event, nor did the Company consult with RBSM regarding any disagreements with the Company’s prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

The Company provided Novogradac & Company LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Novogradac & Company LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated October 26, 2018, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
2.1	Certificate of Amendment to Certificate of Designations dated October 29, 2018.
16.1	Letter from Novogradac & Company LLP dated October 26, 2009.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALSOURCE RESIDENTIAL, INC.

Date: October 29, 2018	By:	/s/Michael Campbell
Michael Campbell
Chief Executive Officer

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